FINANCIAL STATEMENTS
                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
                        FOR THE PERIOD SEPTEMBER 4, 2001
                          (COMMENCEMENT OF OPERATIONS)
                              TO DECEMBER 31, 2001






Management Commentary                                                          1
Independent Auditors' Report                                                   9
Schedule of Investments                                                       10
Statement of Assets, Liabilities and Members' Capital - Net Assets            11
Statement of Operations                                                       12
Statement of Changes in Members' Capital - Net Assets                         13
Statement of Cash Flows                                                       14
Notes to Financial Statements                                                 15

                   AFFIRMATION OF THE COMMODITY POOL OPERATOR

IN WITNESS WHEREOF, the undersigned has made and signed this document as of the 26th day of February, 2002, and affirms that to the best of his knowledge and belief the information contained in this Financial Statement is accurate and complete.


                  By: /S/MICHAEL S. ROME
                  Michael S. Rome-Managing Director, Lazard Alternatives, L.L.C. For Lazard Alternative Strategies Fund, L.L.C.

                              FINANCIAL STATEMENTS

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
                        FOR THE PERIOD SEPTEMBER 4, 2001
                          (COMMENCEMENT OF OPERATIONS)
                              TO DECEMBER 31, 2001








                    A claim of exemption under regulation 4.7 has been filed with the Commodity Futures
                    Trading Commission for Lazard Alternative
                             Strategies Fund, L.L.C.

February 26, 2002


Dear Investor,


The LAZARD ALTERNATIVE STRATEGIES FUND, LLC (the "Fund") was launched on September 4, 2001 with $21,244,970 of net assets under management and closed the year on December 31, 2001 with $22,599,419 of net assets under management. Despite the difficult market conditions, the Fund posted positive performance for its first four months of operations and exceeded its 4-7% annualized volatility targets by a comfortable margin.

SEPTEMBER, 2001 TO DECEMBER 31, 2001

                                                  RATE OF RETURN   VOLATILITY(3)

LAZARD ALTERNATIVE STRATEGIES FUND, LLC(1)        2.36%              1.52%
Hedge Fund Research Fund of Funds Index           0.90%              4.36%
MSCI World Index(2)                              -1.32%             21.63%
S&P Index(2)                                      1.62%             22.54%
Three month US Treasury Bill Rate(2)              0.91%              0.21%

The fragile global market environment that existed when the Fund launched was exacerbated by the events of September 11th. Despite the ensuing uncertainty and broad sell-off, our process and procedures enabled us to maintain consistent contact with our managers and remain apprised and updated on the extent and nature of their market exposures. By the end of November, bond markets were pricing in a market recovery for the beginning of 2002, boding well for both the equity and corporate debt markets. December began without very much excitement, with the Fed cutting rates on December 12th by 25 basis points, as expected. The equity markets staged a rally during the latter half of the month.

Although markets appeared to be anticipating an end to the recession during much of the fourth quarter, specific events continued to challenge the thesis of a rapid recovery. For example, at the end of November, the collapse of the Enron/Dynergy deal and the bankruptcy of Enron left investors with credit concerns and added to spread product volatility. Continued fighting in Afghanistan and heightening tensions in the Middle East also wore on investor confidence. On the other hand, companies reporting in line with expectations provided a positive tone and a possible improvement in the technology sector encouraged some investors. Even as the Federal Reserve stated at its December meeting that the signs of a recovery are "preliminary and tentative," equities appeared to price in a much sharper "V-shaped" recovery.

(1) Returns are reported net of all fees, including any incentive allocation.
(2) The investment programs of the Fund and the hedge funds in which it invests are not restricted to securities comprising these indices, and the Fund and the hedge funds may use various investment techniques, such as short selling, not reflected in these indices.
(3) Standard deviation of monthly returns.

                                    -- 1 --

The Fund's strategy proved effective during several turbulent months and remains committed to a strategy of investing a diversified portfolio across all of the four major strategies: Relative Value, Event Driven, Long/Short and Tactical Trading. All strategies, except Long/Short, have contributed positively to the Fund since inception.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                             AS OF DECEMBR 31, 2001

RELATIVE VALUE                  30.85%
EVENT DRIVEN                    25.00%
LONG/SHORT                      23.00%
TACTICAL TRADING                20.00%
CASH                             1.48%

                        YTD -- PERFORMANCE CONTRIBUTION

RELATIVE VALUE                    0.99
EVENT DRIVEN                      0.34
LONG/SHORT                       -0.14
TACTICAL TRADING                  1.67

Presented gross of fees and expenses. For net performance, see page 1.

                                    -- 2 --

RELATIVE VALUE STRATEGIES
31.0% OF NET ASSETS AS OF DECEMBER 31, 2001

The Fund is currently allocated to seven hedge funds in this strategy. The specific styles of these underlying hedge funds can be classified as global convertible arbitrage, mortgage-backed securities investing, global fixed income arbitrage and multi-strategy arbitrage. Relative Value strategies were the most consistent performing allocation of the portfolio over the period. Sub-strategy gross performance contributions for the period were as follows:

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                 RELATIVE VALUE

Convertible Arbitrage            0.30
Multi Arbitrage                 -0.04
Fixed Income Arbitrage           0.73

Presented gross of fees and expenses. For net performance, see page 1.


Convertible arbitrage strategies performed well throughout the majority of the period as the managers in the Fund focused on deploying conservative leverage in investment grade names to aim for consistent positive returns. The sector benefited from strong primary issuance globally with both Europe ($24.5 billion) and the U.S. ($75 billion) setting records and helping to off-set increased asset flow into the strategy. Increased volatility and premium expansion continued to benefit convertible managers throughout September and October despite the underperformance of specific names.

November and December were mixed months for convertible arbitrageurs. Hedge funds focused on lower credit segments suffered mild losses in November as credit spreads widened. Outside of the U.S., new Asian issuance led to a cheapening in outstanding Asian convertible bonds, but these losses were mostly offset by a strong performance of Japanese convertible allocations where equity volatility remained robust. In December, however, the Japanese convertible market experienced an event that caused convertible premiums to contract across the board for Japanese issues. The Japanese convertible market has long been a "pure" volatility play, with high credit-quality issuers and a well-developed asset-swap market for arbitrageurs to off-load unwanted credit risk. However, one feature of the market has been that these convertible bonds are callable, typically at prices well below where these issues trade in the market. Historically there has been an assumed agreement by Japanese issuers not to call these bonds, even if doing so was a rational economic decision for the issuer, as their investors would suffer. When Hoffman La Roche acquired control of Chugai Pharmaceutical and began discussion of calling the

                                    -- 3 --

Chugai #5 convertible maturing in June, 2006, the market suddenly seemed to realize how thin the ice actually was, that these valuations were resting upon. Premiums compressed as holders tried to sell in advance of another such occurrence. Several large, well-known convertible arbitrage funds appear to have been caught off-guard by these events. The Fund was not exposed to any of these funds.

Fixed income arbitrage strategies performed well given the challenging environment. Due to worsening economic conditions, many hedge funds were already anticipating a spread widening leading into the September 11th tragedy and were appropriately positioned. The surprise Federal Reserve rate cut and subsequent steeper yield curve and cheaper funding costs boosted returns for the Fund's mortgage manager (a well-hedged, leveraged yield capture strategy) throughout September and October. The U.S. Treasury announcement to stop auctioning 30-year securities caused a rally in the 30-year bond in the last days of October, only to be completely reversed in November by the market's surprising assessment of rapid economic recovery in 2002. Although some yield curve arbitrageurs suffered double-digit losses from this unprecedented U.S. Treasury market volatility, the Fund had no exposure to these managers.

Small gains were also achieved from index re-balancing positions on the Russell and MSCI Asia Free ex-Japan indices.


EVENT DRIVEN STRATEGIES
24.7% OF NET ASSETS AS OF DECEMBER 31, 2001

The Fund is currently allocated to five hedge funds in this strategy. The styles of these underlying hedge funds can be described mainly as global merger arbitrage, distressed investing and special situations. Event Driven strategies were able to recoup early losses and contributed positively to performance over the period. Sub-strategy gross performance contributions for the period were as follows:

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  EVENT DRIVEN

Special Situations               0.32
Merger Arbitrage                 0.01


Presented  gross  of fees and  expenses.  For net  performance,  see page 1

U.S. merger arbitrage, a strategy that had been suffering a slow death from declining volumes after the crushing blow delivered by the GE/Honeywell failure, was dealt series of single event blows in the last trimester. In the weeks following the September 11th tragedy, spreads widened on fears that deals had become unattractive to purchasers. The

                                    -- 4 --
hedge funds included in the Fund carefully reviewed each deal to re-assess risk and although some chose to reduce exposure, all concluded that the majority of their deal exposure was strategic and that little had changed to cause any of their deals to collapse. After a small recovery in the equity market, merger arbitrage spreads reverted to more "normal" levels, allowing most hedge funds to recover their mark-to-market losses while remaining at levels that provided an attractive enough risk/return profile to continue to hold positions.

However, unique events, while not creating broad contagion, certainly caused specific trouble in several transactions. The collapse of the Enron/ Dynergy deal at the end of November and the proxy challenge by the HP heirs to the Compaq take-over grabbed the biggest headlines and caused the greatest market dislocations. However, other deals such as Copper/Danaher and Tyco/Bard also caused many arbitrageurs some pain. The Fund benefited from relatively small allocations to pure merger arbitrageurs whose excellent risk management practices kept exposures to the above problems from creating large losses. One manager even reversed the Enron deal (I.E., went short Enron, long Dynergy) generating some offsetting gains in an otherwise miserable environment. In Europe, the picture was much brighter with a number of key deals closing such as Eircom/Valentia, Donna Karan/LVMH and Energia E Industrias Aragonesas/Uralita, and strong performances of deals such as Niagara Mohawk/National Grid and Braathens/SAS. These transactions boosted returns for hedge funds focused on non-U.S. market segments. Minimal deal flow and activity led to moderate returns in December.

Distressed and Special Situations managers produced attractive returns over the period, despite the difficulties of September. Uncertainty and down trending equity markets led to mark-to-market hits for many distressed positions in September. As equity markets recovered through October and November, valuations rebounded accordingly. The Enron default raised new fears causing renewed downward pressure on some positions, although valuations generally rebounded with equity markets in the latter half of December.

In December, one of the Fund's distressed managers reversed their November gains by unwinding a large position in Nextwave debt. The manager had lost confidence in Nextwave's ability to extract value from their PCS licenses and was concerned with uncertainty caused by FCC intervention in the legal battle over license ownership.


LONG/SHORT STRATEGIES
22.5% OF NET ASSETS AS OF DECEMBER 31, 2001

The Fund is currently allocated to five hedge funds in this strategy. These hedge funds buy and sell equities in various sectors or geographies. Long/Short strategies were the primary detractors from performance, although they managed to recoup much of their losses from September and October by the end of the period. Sub-strategy gross performance contributions for the period were as follows:

                                    -- 5 --

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                   LONG/SHORT

US Equity                       -0.22
Japanese Equity                 -0.05
European Equity                  0.14

Presented gross of fees and expenses. For net performance, see page 1.


Equity market moves in September hurt managers with net long positions but also created buying opportunities for managers who had cash available going into the month. One sector-focused manager was the Fund's largest loss during September despite outperforming their sector benchmark by 10% (this manager ended-up a net positive contributor over the period). Sharp rebounds in October also caught some of the hedge funds off guard as many did not anticipate the market's bounce, although these losses were almost completely offset by hedge funds that had maintained, or increased, their net long positions during the September sell-off. By the beginning of November, progress in Afghanistan against the Taliban helped to boost investor confidence and markets staged another sharp rally that was abruptly halted by the default of Enron. Markets fell briefly and remained somewhat inactive during early December before staging a low-volume rally during the last two weeks of the year, closing at or near the post-September highs.

The Fund's largest equity long/short manager had disappointing performance over the period given a fundamental belief that the market was pricing in too much economic and corporate earnings recovery for 2002. Their subsequent net short position hurt performance as high beta equities clocked-in strong double-digit gains off the September lows. Non-U.S. focused managers were able to post small gains over the period, with a European manager profiting from, and a Japanese manager surviving, the extraordinary market volatility.


TACTICAL TRADING STRATEGIES
20.4% OF NET ASSETS AS OF DECEMBER 31, 2001

The Fund is currently allocated to four hedge funds in this strategy. Tactical Trading styles vary greatly, but generally can be grouped as either systematic or discretionary. Tactical Trading strategies can potentially be non-correlated to other hedge fund strategies and can offer positive returns in a portfolio during times of extreme market volatility. This period was a perfect example and, as a group, the Fund's Tactical Trading allocations were the strongest performing strategy over the period. All 168 basis points of gross contribution for the period came from discretionary managers, as the portfolio had no allocations to systematic funds.

Growing uncertainty in the economy had most tactical traders well positioned for the flight to quality caused by the disarray in the equity markets during September. Federal Reserve action and the bond rally continued to help these funds throughout October as

                                    -- 6 --
their main positions were betting on lower rates and a steeper yield curve. The end of the month 30-year U.S. Treasury rally was a boon although gains were more modest in the "10 years and in" part of the curve where the managers were mostly positioned. One manager experienced losses on positions long the U.S. Dollar against Swiss Francs and Australian Dollars, but was able to recover most of these losses with gains from short Japanese Yen positions.

In November, the sharp reversal in U.S. Treasury yields produced small losses for those who had profited from the yield declines during October, a testament to the risk management expertise of the managers in the Fund. December brought modest gains as one manager profited from the oversold condition of the short-term Eurodollar deposit curve, correctly positioning for the 25 basis point rate cut by the Federal Reserve. Another manager made money from long Euro positions against both Japanese Yen and Swiss Francs and by selling calls and collecting substantial premium against a core long position in 10 year TIPS (inflation protected U.S. Treasury securities).


MARKET OUTLOOK
We continue to be positive on the outlook for strategies that leverage an expertise in the various facets of the global credit markets. Despite stock market exuberance, the lagging recovery in the real economy has continued to generate ample supply of distressed securities. Argentina's sovereign default and currency devaluation, while seeming to have surprisingly little contagion in other Latin American and Asian emerging markets, will, in our view, likely have company-specific, if not broader credit market, repercussions that have yet to be fully understood. The record amounts of recent convertible bond issuance should also be an opportunity generator, particularly from a credit evaluation perspective should the anticipated economic recovery falter and the current enthusiasm for equities fade.

Additionally, we like the macro arena, as very high volatility in the U.S. interest rate markets, the continuing Japanese economic problems, the physical adoption of the Euro and the uncertainty surrounding global economic recovery all should generate substantial trading opportunities for adept managers. The keys are execution advantages and risk controls which are precisely where we focus our due diligence inquiry when evaluating macro managers.

We remain neutral on the outlook for merger arbitrage in the U.S., where it seems a pickup in M&A activity is predicated on conviction about economic recovery which is still lacking. Europe continues to look more promising as the forces of consolidation are, if anything, gaining momentum. Restructuring in Asia may generate opportunities across the board, depending on the degree of openness adopted by economies, such as Japan, with few other choices for growth.

Equities remain the area of least conviction. While we are skeptical of the V-shaped recovery arguments, we do not pretend to be able to predict future equity market directions. We will continue to have allocations to managers who are picking stocks for both long and short positions and will try and mitigate our systematic market risk with

                                    -- 7 --
allocations to managers that position for gains from the market reactions that occur during equity market dislocations.(3)


THE FUND
After completing the first four months of operation of the Fund, business is running smoothly. The due diligence process has been properly established, including the creation of a number of proprietary systems and tools. The seven-member research team remains dedicated to the management of portfolios of hedge funds. In addition, the team is assisted by the Fund Administrator and Lazard's Funds Control and Legal Groups which handle the majority of the business's administrative functions.

Lazard continues to actively raise capital for the Fund. We anticipate that many prospects will be encouraged by the positive returns during this past difficult period and the continued sound operations of the Fund.

(3) All opinions are expressed as of December 31, 2001 and are subject to change.

                                    -- 8 --

INDEPENDENT AUDITORS' REPORT

To the Board of Managers and Members of
Lazard Alternative Strategies Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities of Lazard Alternative Strategies Fund, L.L.C. (the "Fund"), including the schedule of investments in Portfolio Funds, as of December 31, 2001, and the related statements of operations, cash flows, and changes in members' capital and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations, its cash flows, and the changes in its members' capital and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Fund's investments in Portfolio Funds (approximately 98.66% of net assets), are stated at fair value based on estimates received from the Portfolio Funds prior to the release of such Portfolio Funds' audited financial statements. The respective managements of the Portfolio Funds have estimated the fair values relating to certain of the underlying investments of these Portfolio Funds in the absence of readily ascertainable market values. These values may differ from the values that would have been used had a ready market for these investments exited, and the differences could be material.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002

                                    -- 9 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

INVESTMENTS IN PORTFOLIO FUNDS    (98.66%)                                     DECEMBER 31, 2001

         RELATIVE VALUE   ( 31.04%)
               Argent Lowlev Convertible Arbitrage Fund, LLC                       $   1,095,503
               Blackthorn Partners, LP                                                   635,918
               Footbridge Capital, LLC                                                 1,542,022
               LIM Asia Arbitrage Fund                                                   652,816
               Marathon Fund, LP                                                         869,955
               Sagamore Hill Partners, LP                                                866,851
               West Side Partners, LP                                                  1,352,829
                                                                                   --------------
                                                                                       7,015,894
                                                                                   --------------
         EVENT DRIVEN    (24.67%)
               European Merger Fund, LLC                                                 656,793
               Farallon Capital Partners, LP                                           2,554,130
               HBV Arbitrage Partners, LP                                                631,747
               The Value Realization Fund, LP                                          1,094,771
               York Capital Management, LP                                               637,478
                                                                                   --------------
                                                                                       5,574,919
                                                                                   --------------
         TACTICAL TRADING    (20.44%)
               Graham Global Investment Fund, LTD                                      1,336,626
               Rubicon Global Partners, LP                                               973,574
               The Global Interest Rate Hedged Fund                                    1,082,390
               Vega Select Opportunities Fund, LTD                                     1,226,402
                                                                                   --------------
                                                                                       4,618,992
                                                                                   --------------
         LONG/SHORT    (22.51%)
               Candlewood QP Fund, LP                                                    783,982
               MPM BioEquities Fund, LP                                                  660,101
               RAB Europe Partners, LP                                                   674,985
               Shaker Investments, LP                                                  2,326,463
               Whitney New Japan Partners, LP                                            640,371
                                                                                   --------------
                                                                                       5,085,902
                                                                                   --------------

               TOTAL INVESTMENTS IN PORTFOLIO FUNDS (COST ($21,666,000)               22,295,707

               OTHER ASSETS, LESS LIABILITIES    (1.34%)                                 303,712
                                                                                   --------------
               MEMBERS' CAPITAL - NET ASSETS    (100.00%)                           $ 22,599,419
                                                                                   ==============

                 See Accompanying Notes to Financial Statements

                                    -- 10 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS
--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2001
   ASSETS

   Investments in Portfolio Funds, at fair value
       (cost - $21,666,000)                                        $ 22,295,707
   Cash and cash equivalents                                            136,694
   Receivable from Lazard Asset Management                              335,897
   Interest receivable                                                      201
                                                                   ------------

          TOTAL ASSETS                                               22,768,499
                                                                   ------------

   LIABILITIES

   Management fee payable                                                71,889
   Professional fees payable                                             69,260
   Accounting and administration fees payable                            20,269
   Board of Managers' fees payable                                        4,912
   Other accrued expenses                                                 2,750
                                                                   ------------

          TOTAL LIABILITIES                                             169,080
                                                                   ------------

                NET ASSETS                                         $ 22,599,419
                                                                   ============

   MEMBERS' CAPITAL - NET ASSETS

   Represented by:
   Capital contributions                                           $ 22,029,970
   Accumulated net investment loss                                      (60,258)
   Accumulated net unrealized appreciation on investments               629,707
                                                                   ------------

          MEMBERS' CAPITAL - NET ASSETS                            $ 22,599,419
                                                                   ============


                 See Accompanying Notes to Financial Statements

                                    -- 11 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                          SEPTEMBER 4, 2001
                                                                          (COMMENCEMENT OF
                                                                            OPERATIONS) TO
                                                                          DECEMBER 31, 2001

INVESTMENT INCOME
    Interest                                                                   $  11,631
                                                                               ---------

          TOTAL INVESTMENT INCOME                                                 11,631
                                                                               ---------

EXPENSES
    OPERATING EXPENSES:
       Organizational expenses                                                   205,073
       Management fees                                                            71,889
       Legal fees                                                                 61,000
       Accounting and administration fees                                         49,339
       Audit fees                                                                 38,000
       Board of Managers' fees and expenses                                        4,912
       Custodian fees                                                              1,122
       Miscellaneous                                                               2,500
                                                                               ---------

          TOTAL OPERATING EXPENSES                                               433,835

       Reimbursement of expenses by Lazard Asset Management                     (335,897)
       Accounting and administration fees waived                                 (26,049)
                                                                               ---------

          NET EXPENSES                                                            71,889
                                                                               ---------

          NET INVESTMENT LOSS                                                    (60,258)


          NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                   629,707
                                                                               ---------

          INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES      $ 569,449
                                                                               =========


                 See Accompanying Notes to Financial Statements

                                    -- 12 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS
--------------------------------------------------------------------------------

                                                                          SEPTEMBER 4, 2001
                                                                           (COMMENCEMENT OF
                                                                            OPERATIONS) TO
                                                                          DECEMBER 31, 2001

                                                           Contributing              Special
                                                              Members                 Member                 Total

Members' capital at beginning of period                   $         --             $      --              $         --

    Capital contributions                                   22,029,970                    --                22,029,970

    Net investment loss                                        (60,258)                   --                   (60,258)
    Net change in unrealized appreciation on
       investments                                             629,707                    --                   629,707

    Incentive reallocation                                     (56,945)               56,945                        --
                                                          ---------------------------------------------------------------

       Members' capital at end of period                  $ 22,542,474             $  56,945              $ 22,599,419
                                                          ===============================================================



                 See Accompanying Notes to Financial Statements

                                    -- 13 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                               SEPTEMBER 4, 2001
                                                                               (COMMENCEMENT OF
                                                                                OPERATIONS) TO
                                                                               DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
Increase in members' capital derived from investment activities                    $   569,449
    Adjustments to reconcile increase in members' capital derived from investment activities to net cash used in operating activities:
          Increase in investments in investment funds                              (21,666,000)
          Net appreciation on investments in investment funds                         (629,707)
          Increase in receivable from Lazard Asset Management                         (335,897)
          Increase in interest receivable                                                 (201)
          Increase in expenses payable                                                 169,080

                                                                                   -----------
    Net cash used in operating activities                                          (21,893,276)
                                                                                   -----------

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital contributions                                                           22,029,970
    Capital withdrawals                                                                      -
                                                                                   -----------
    Net cash provided by financing activities                                       22,029,970
                                                                                   -----------

Net increase in cash and cash equivalents                                              136,694
Cash and cash equivalents at beginning of period                                             -
                                                                                   -----------
Cash and cash equivalents at end of period                                         $   136,694
                                                                                   ===========


                 See Accompanying Notes to Financial Statements

                                    -- 14 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

     1.  ORGANIZATION

         Lazard Alternative Strategies Fund, L.L.C. (the "Company") was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its objective through the allocation of capital among selective alternative asset managers (the "Portfolio Managers") or the funds they operate ("Portfolio Funds"). The Company will primarily invest in Portfolio Funds which are unregistered funds. Lazard Alternatives LLC, a subsidiary of Lazard Freres & Co. LLC ("LF&Co."), a New York limited liability company, serves as the Company's investment adviser and manager (herein referred to as the "Investment Adviser" or "Lazard Alternatives") pursuant to an investment advisory agreement under which it directs the Company's investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company ("Board of Managers").

     2.  SIGNIFICANT ACCOUNTING POLICIES

         A.  NET ASSET VALUATION

         The net asset value of the Company is determined as of the close of business on the last business day of each month (the "Valuation Date"). The Company will value interests in Portfolio Funds at fair value, which ordinarily will be the value determined by their Portfolio Managers in accordance with the policies established by the relevant Portfolio Fund.

         Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memorandums. The Company values these investments at fair value based on financial data supplied by the Portfolio Funds.

         Interest income is recorded on the accrual basis.

         The Company's investments in Portfolio Funds are carried at fair value as determined by the Company's pro rata interest in the net assets of each Portfolio Fund based on the financial data supplied by the Portfolio Funds, and are net of management and performance incentive fees or allocations payable to the Portfolio Funds' managers as required by the Portfolio Funds' agreements. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund's financial statements. Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Portfolio Funds as a return of capital.

                                    -- 15 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

     2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         B.  FUND EXPENSES

         The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board of Managers. The Company will also bear the Management Fee paid to the Investment Adviser.

         Expenses of $205,073 incurred to establish the Company have been expensed during the period.

         C.   INCOME TAXES

         As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report on its own tax return its distributive share of the Company's taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been provided for.

         D.  CASH EQUIVALENTS

         The Company treats all highly liquid financial instruments that mature within three months as cash equivalents. At December 31, 2001, $136,694 in cash equivalents was held at PNC Bank.

         E.  ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

     3.  MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

         Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, screening potential investors, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. As the Investment Advisor, Lazard Alternatives is also responsible for managing the Company's assets and selecting Portfolio Funds. In consideration for such services, the Company will pay Lazard Alternatives a quarterly management fee of .25% (1% on an annualized basis) of the Company's net assets.

                                    -- 16 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

     3. MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

         Net profits or net losses of the Company for each allocation period will be allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account, as defined) as of the last day of each allocation period in accordance with members' respective investment percentages for the allocation period. Generally at the end of each fiscal year an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a member during the period (an "Incentive Allocation") will be debited from the member's capital account (including the Adviser's capital account) and credited to the Special Member Account. For the period ended December 31, 2001, the incentive allocation earned was $56,945.

         Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Currently, one Manager is an "interested person" of the Company. All Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

         During the period ended December 31, 2001, Lazard Asset Management, a subsidiary of Lazard Freres & Co. L.L.C., agreed to reimburse the Company for certain expenses in the amount of $335,897. This amount represents organizational expenses of $205,073 and other operating expenses of $130,824. At December 31, 2001 the Company has recorded a receivable from Lazard Asset Management in the amount of $335,897.

         PFPC Trust Company serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, tax and investor related services. The Company pays a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator's expenses. During the period ended December 31, 2001, PFPC Inc. agreed to waive its expenses in the amount of $26,049.

     4.  SECURITIES TRANSACTIONS

         Aggregate purchases and proceeds from sales of Portfolio Funds for the period ended December 31, 2001, amounted to $21,266,000 and $0, respectively. At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. At December 31, 2001, accumulated net unrealized appreciation on investments was $629,707, consisting of $733,730 gross unrealized appreciation and $104,023 gross unrealized depreciation.

                                    -- 17 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

5. INVESTMENTS IN PORTFOLIO FUNDS

The following table lists the Company's investments in Portfolio Funds as of December 31, 2001, none of which were related parties. The agreements related to investments in Portfolio Funds provide for compensation in the form of management fees of 1% to 3% (per annum) of net assets and performance incentive fees or allocations of 10% to 25% of net profits earned.

                   INVESTMENTS                      % OF           FAIR        UNREALIZED            FEES                 REDEMPTION
                                                 NET ASSETS        VALUE      APP./(DEP.)       MGMT       INCENTIVE      PERMITTED
-----------------------------------------------------------------------------------------------------------------------------------

Argent Lowlev Convertible Arbitrage Fund, LLC       4.85%      $ 1,095,503      $ 39,503       $ 3,104       $ 9,876      Monthly
Blackthorn Partners, LP                             2.81%          635,918        (6,082)        3,162             -      Quarterly
Candlewood QP Fund, LP                              3.47%          783,982        33,982         2,569         8,496      Quarterly
European Merger Fund, LLC                           2.91%          656,793        14,793         3,232         3,698      Quarterly
Farallon Capital Partners, LP                      11.30%        2,554,130        54,130         8,462        13,533      Annual
Footbridge Capital, LLC                             6.82%        1,542,022        44,022         5,064        11,006      Quarterly
Graham Global Investment Fund, LTD                  5.91%        1,336,626        52,626        13,159        13,157      Monthly
HBV Arbitrage Partners, LP                          2.80%          631,747       (10,253)        4,211             -      Quarterly
LIM Asia Arbitrage Fund                             2.89%          652,816        10,816         3,269         1,622      Monthly
Marathon Fund, LP                                   3.85%          869,955        13,955         2,895         3,489      Quarterly
MPM BioEquities Fund, LP                            2.92%          660,101        18,101         4,265         4,525      Quarterly
RAB Europe Partners, LP                             2.99%          674,985        32,985         3,287         8,246      Monthly
Rubicon Global Partners, LP                         4.31%          973,574       117,574         3,203        29,394      Monthly
Sagamore Hill Partners, LP                          3.84%          866,851        10,851         4,328         2,713      Quarterly
Shaker Investments, LP                             10.29%        2,326,463       (73,537)        6,969             -      Quarterly
The Global Interest Rate Hedged Fund                4.79%        1,082,390        12,390         5,430         3,097      Monthly
The Value Realization Fund, LP                      4.84%        1,094,771        24,771         3,559         6,193      Annual
Vega Select Opportunities Fund, LTD                 5.43%        1,226,402       156,402         3,903        39,100      Monthly
West Side Partners, LP                              5.99%        1,352,829        96,829         4,056        24,207      Monthly
Whitney New Japan Partners, LP                      2.82%          640,371        (9,629)        3,153             -      Quarterly
York Capital Management, LP                         2.83%          637,478        (4,522)        4,250             -      Quarterly
                                                 ---------     -----------     ---------     ---------     ---------
TOTAL                                              98.66%       22,295,707     $ 629,707      $ 95,530     $ 182,352
                                                                               =========      ========     =========

Other Assets, less Liabilities                      1.34%          303,712
                                                 ---------     -----------
Members' Capital - Net Assets                     100.00%      $22,599,419
                                                 =========     ===========

                                    -- 18 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

-------------------------------------------------------------------------------

     6.  RISK FACTORS

         An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter party defaults. No guarantee or representation is made that the investment program will be successful.

         The Company maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

     7.  REPURCHASE OF COMPANY INTERESTS

         The Board of Managers may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase interests from members twice in each year, effective as of June 30th and December 31st of each year.

     8.  FINANCIAL HIGHLIGHT INFORMATION

         The following represents the ratios to average net assets and other supplemental information:


                                                               PERIOD FROM SEPTEMBER 4, 2001
                                                               (COMMENCEMENT OF OPERATIONS)
                                                                   TO DECEMBER 31, 2001

         Total return before incentive allocation*                        2.62%
         Incentive allocation                                            (0.26%)
                                                                          -----
         Total net return after incentive allocation*                     2.36%
                                                                          =====

         Net assets, end of period (000)                                 $22,599

         * Total return assumes a purchase of an interest in the Company on the first day and a sale of the interest on the last day of the period noted. Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Total returns for a period of less than a full year are not annualized.

                                    -- 19 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

-------------------------------------------------------------------------------

    8.   FINANCIAL HIGHLIGHT INFORMATION (CONTINUED)


                                                                                       PERIOD FROM SEPTEMBER 4, 2001
                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                           TO DECEMBER 31, 2001
         Annualized ratios to average net assets:

         Net investment income (loss) before incentive allocation                               (0.85%)

         Operating expenses, excluding organizational expenses                                    3.21%
         Organizational expenses                                                                  2.88%
         Incentive allocation                                                                     0.80%
                                                                                                  -----
         Total expenses and incentive allocation before waivers/reimbursements                    6.89%

         Expenses waived or reimbursed                                                           (5.08%)
                                                                                                  ------

         Net expenses                                                                             1.81%
                                                                                                  =====

                                    -- 20 --

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Board of Managers and officers of the Company is set forth below.


Name, Year of Birth, Address and   Length of    Principal Occupation During      Number of Lazard-Affiliated   Other Directorships
Position with Company              Time Served  Past Five Years                   Funds Overseen by Manager    Held by Manager
-----------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED MANAGERS

Mr. Lawrence Kudlow, Born 1947      4 months     CEO, Kudlow & Co., LLC (2001);               None                    None
Redding, CT                                      Sr. Managing Director and Chief
Manager                                          Economist, ING Barings (2000-
                                                 2001); Managing Director and
                                                 Chief Economist, Schroder & Co.
                                                 (1999-2000); Sr. Vice President
                                                 and Chief Economist, American
                                                 Skandia (1996-1999)

Mr. Leon M. Pollack, Born 1941      4 months     Managing Director, Donaldson,                None                    None
Palm Beach Gardens, FL                           Lufkin & Jenrette (1988-2001)
Manager



                                                       INTERESTED MANAGER

Mr. Michael S. Rome, Born 1958      4 months     Managing Director, Lazard                     8                      None
Greenwich, CT                                    Alternatives, LLC (2001); Managing
Manager                                          Director, Lazard, LLC (1991-2001)



                                                  OFFICERS WHO ARE NOT MANAGERS

Mr. Daniel A. Federmann, Born 1970  4 months     Vice President and Treasurer,                N/A                      N/A
Kew Gardens, NY                                  Lazard Asset Management (2001);
Treasurer                                        Audit Manager, Pricewaterhouse-
                                                 Coopers LLP (1992-1998)

Mr. Kevin Droutman, Born 1969       4 months     Manager, Lazard Asset Management             N/A                      N/A
Lake Grove, NY                                   (2001); Manager, Accounting &
Assistant Treasurer                              Administration, McKinsey & Co. MGM
                                                 Investment Programs (1994-2001)


Mr. Nathan A. Paul, Born 1973       4 months     Vice President, Legal Affairs, Lazard        N/A                       N/A
Bergenfield, NJ                                  Asset Management (2000);
Secretary                                        Associate, Schulte Roth & Zabel LLP
                                                 (1997-2000)



All Managers and officers serve for terms of indefinite duration.

Mr. Rome is considered an "interested person", as defined by the 1940 Act, of the Company by virtue of his affiliation with the Investment Adviser.